SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported):December 15, 1997

                        Onyx Acceptance Grantor Trust 1997-2
 ------------------------------------------------------------------------------
                        (Issuer with respect to Certificates)

                        Onyx Acceptance Financial Corporation
        -------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-28893                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500







Item 5.  Other Events

                                  On behalf of the Onyx Acceptance Grantor Trust
1997-2, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the December,1997 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-2 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No. 19
        `Monthly Distribution Date Statement of the
         Onyx Acceptance Grantor Trust 1997-2 for the month of December 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

          REGAN E. KELLY
By:_____________________________________________________
          Regan E. Kelly     Executive Vice President
Date: December 26, 1997

          DON P. DUFFY
By:_____________________________________________________
          Don P. Duffy       Executive Vice President
Date: December 26, 1997






                                   EXHIBIT 19

Onyx Acceptance Grantor Trust 1997-2                 Distribution Date Statement
6.35% Auto Loan Pass-Through Certificates                              23-Dec-97
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Collection Period Beginning on:                                             11/01/97
Collection Period Ending on:                                                11/30/97
Distribution Date:                                                          12/15/97

     1  Original Pool Balance                                                                                  $121,676,091.00
     2 Collection Period Beginning Pool Balance                                                                $104,166,840.01
     3 Collection Period Beginning Pool Balance Factor                                                                    0.856099

       Computation of Collection Account Amounts Available for Distribution
     4 Total Collections from Obligors                                      01-Nov-97to             30-Nov-97    $3,946,130.66
     5 Full Prepayments through first 5 business days of current month (Precompute only)                            209,943.08
5a     Full Prepayments through first 5 business days of current month (Simple interest  only)                      161,551.47
     6 Full Prepayments included in Prior Collection Period (Precompute only)                                       216,973.07
6a     Full Prepayments included in Prior Collection Period (Simple Interest only)                                  122,733.88
     7 Partial Prepayments deposited to PayAhead Acct                                                                66,891.48
     8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                                0.00
     9 Yield Supplement Amount to be Deposited to Collection Account                                                      0.00
    10 Net Liquidation Proceeds on Defaulted Contracts                      01-Nov-97to             30-Nov-97       124,303.56
    11 Net Liquidation Proceeds first 5 business days of current month                                                    0.00
    12 Net Liquidation Proceeds included in Prior Collection Period                                                       0.00
    13 Net Insurance Proceeds                                                                                             0.00
    14 Net Insurance Proceeds first 5 business days of current month                                                      0.00
    15 Net Insurance Proceeds included in Prior Collection Period                                                         0.00
    16 Aggregate Amount of Repurchased Contracts                                                                      7,955.91
    17 Reinvestment Earnings on Funds in Collection Acct (#010591)          01-Nov-97to             30-Nov-97        14,275.99

    18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                         $4,057,562.24

       Computation of Certificate Ending Pool Balance
    19 Collection Period Beginning Pool Balance                                                                $104,166,840.01
    20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                                 935,126.73
20a    Principal Collected: Payments only - Simple Interest contracts                                               602,050.77
20b    Principal Collected: Full Prepayments - S.I.  through month-end      01-Nov-97to             30-Nov-97       403,043.15
20c    Full Prepayments through first 5 business days of current month: Simple Interest only                        161,551.47
    21 Full Prepayments: Precompute only through month end                  01-Nov-97to             30-Nov-97       417,657.60
    22 Full Prepayments through first 5 business days of current month: Precompute only                             209,943.08
    23 Defaulted Contracts  (Liquidated Proceeds received)                  01-Nov-97to             30-Nov-97       244,981.17
23a    Defaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                      0.00
    24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                          0.00
24a    Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo.      0.00
    25  Repurchased Contracts                                                                                         7,955.91

    26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                                  $101,184,530.13
       Certificate Ending Balance Pool Factor                                                                             0.831589

    27 Principal Distribution Amount  (19-26)                                                                    $2,982,309.88

       Distributions From Collection Account
    28 Principal Distribution Amount                                                                             $2,982,309.88
    29 Interest Distribution Amount  (6.35% / 12)                                                                   551,216.20
    30 Servicing Fee Payable to Servicer (1.0% / 12)                                                                 86,805.70
    31 Surety Fee Payable to Surety (0.18% / 360 * Days in Collection Period)                                        15,625.03
 31a   Reinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $2,433,521.82 or 41-43)              5,069.84
    32 Reinvestment Earnings Payable to Finco                                                                        14,275.99

    33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                        $3,655,302.64

    34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                       $402,259.60

       Spread Account Reconciliation
    35        Initial Deposit                                                                                          $100.00
    36 Deposits to Spread Account Prior Collection Periods                                                       $2,764,622.20
    37 Deposit to Spread Account this Collection Period    (34)                                                    $402,259.60
    38 Reinvestment Earnings on Funds in Spread Acct                        01-Nov-97to             30-Nov-97       $10,288.52
    39 Draws from Spread Account Prior Periods                                                                           $0.00

    40 Spread Account Balance     (35+36+37+38-39)                                                               $3,177,270.33

    41 Required Spread Account Balance     (Max of 6% x (2) less (50b) or 2% x (1) )                             $3,816,488.58
    42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                           $0.00
    43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                                   $3,177,270.33

       Delinquency Statistics
    44 Number of Accts Delinquent 30 - 59 Days                                                                          126
    45 Number of Accts Delinquent 60 - 89 Days                                                                           71
45a    Number of Accts Deliquent 90 Days and Over                                                                       102
    46 Total Number of Delinquent Accounts 30 Days and Over                                                             299

    47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                          $1,457,555
    48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                          $798,711
48a    Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                    $1,284,216
    49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                                   $3,540,482

    50    Policy Claim Amount                                                                                            $0.00
50b    Reinsurance Amount     Lesser of 2% of Orig bal and difference between 6% of beg month pool bal and 2% of ori2433522
       Repossession Statistics
    51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                             97
    52 Number of Accounts Repossessed During Collection Period                                                           35
    53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                             25
    54 Number of Accounts in Repo Inventory @ End of Collection Period                                                  107

    55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period          $1,138,587.48
    56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                       437,305.03
    57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                           284,849.51
    58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period                $1,291,043.00


       Yield Supplement Account  Balance
    59        Initial Deposit                                                                                            $0.00
    60 Draws from Yield Supplement to Collection Account                                                                 $0.00

    61 Yield Supplement Account  Balance                                                                                 $0.00

         Accounts Outstanding
    62 Original Accounts Outstanding                                                                                 10,294
    63 Remaining Number of Accounts Outstanding @  End of Collection Period                                           9,283

                    Net Yield
    64 Interest Collected on Contracts                                                                            1,181,653.98
    65 Interest Collected on Contracts - Prior Collection Period                                                  1,370,449.50
    66 Interest Collected on Contracts - Two Collection Periods Ago                                               1,317,472.80
    67 Liquidated Contract Balances (less Liquidation proceeds)                                                     120,677.61
    68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                           180,003.46
    69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                         56,618.58
    70 Interest Paid to Certificate Holders                                                                         551,216.20
    71 Interest Paid to Certificate Holders - Prior Collection Period                                               569,069.64
    72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                            585,850.58
    73 Servicing Fees Paid to Servicer                                                                              $86,805.70
    74 Servicing Fees Paid to Servicer -  Prior Collection Period                                                   $89,617.27
    75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                                 $92,259.93
    76 Certificate Ending Pool Balance                                                                         $101,184,530.13
    77 Certificate Ending Pool Balance - Prior Collection Period                                               $104,166,840.01
    78 Certificate Ending Pool Balance - Two Collection Periods Ago                                            $107,540,720.27

    79              Net Yield                                                                                             5.90%

                            A.P.R. of Trust Contracts
    80      Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                            14.86%
    81      Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                        14.90%


                Credit Losses
    82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                               $244,981.17
    83 Recoveries during Collection Period  (10+11-12)                                                              124,303.56

    84 Net Credit Losses during Collection Period   (82-83)                                                        $120,677.61

    85 Cumulative Net Credit Losses                                                                                $386,461.32
    86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                                 0.32%

    87 Remaining Weighted Average Maturity (Months)                                                                      50.6


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       I certify that the computations  reflected above for the collection period ended 30-Nov-97 are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997.


       By :   ______________________________________    Date:  _______________

       Name: Don Duffy
       Title:  Executive Vice President